UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 4, 2008

ROEBLING FINANCIAL CORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-50969	55-0873295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 130 South & Delaware Avenue, Roebling, New Jersey	08554
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(609) 499-0355

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ROEBLING FINANCIAL CORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02. Results of Operations and Financial Condition

Item 8.01. Other Events

On November 4, 2008, the Registrant announced that its Board of Directors had declared a cash dividend of $0.10 per share payable December 15, 2008 to stockholders of record as of the close of business on November 24, 2008. In that release, the Registrant also announced its consolidated total assets and stockholders’ equity at September 30, 2008. For further information, reference is made to the Registrant’s press release, dated November 4, 2008, which is furnished with this Form 8-K as an exhibit.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are furnished with this report.

No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROEBLING FINANCIAL CORP, INC.
Date: November 4, 2008	By:	/s/ Frank J. Travea, III
Frank J. Travea, III President and Chief Executive Officer (Duly Authorized Representative)